Supplement to

THE CALVERT FUND

Calvert High Yield Bond Fund

Statement of Additional Information dated January 31, 2011, as revised July 29, 2011

Date of Supplement: September 14, 2011

Under “Portfolio Manager Disclosure – Other Accounts Managed by Portfolio Managers of the Fund” on page 35, delete the information for Gregory Habeeb and, below the chart provided for Matthew Duch,  insert the following:

Calvert:

Michael Abramo

Accounts Managed other than Calvert High Yield Bond Fund as of August 31, 2011	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	10	0	0
Total Assets in Other Accounts Managed	$7,046,450,632	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Under “Portfolio Manager Disclosure – Compensation of Portfolio Managers of the Fund” on page 36, remove Gregory Habeeb from the list of portfolio managers provided for Calvert and add Michael Abramo.  In addition, add the following at the end of the text in the first row of the chart on page 37:

(September 14, 2011, for Michael Abramo)

Under “Portfolio Manager Disclosure – Securities Ownership of Portfolio Managers of the Fund” on page 37, delete the information in the chart for Gregory Habeeb and add the following information (column headings are included here for ease of reference):

Fund

	Firm	Name of Portfolio Manager	Fund Ownership
Calvert High Yield Bond Fund	Calvert	Michael Abramo	$10,001 to $50,000 (as of September 14, 2011)